FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES	12 Months Ended
Dec. 31, 2018
FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES [abstract]
Disclosure of financial risk management objectives and policies
35.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Group's principal financial instruments comprise bank loans, long term guaranteed notes, equity investments and other financial assets, cash and short term deposits. The Group has various other financial assets and liabilities such as trade receivables, other receivables, trade and accrued payables, which arise directly from its operations.

The Group is exposed to credit risk, oil and gas price risk, currency risk, interest rate risk and liquidity risk.

The Group's senior management oversees the management of these risks. The Group's senior management is supported by various departments that advise on financial risks and the appropriate financial risks governance framework for the Group. Those departments provide assurance to the Group's senior management that the Group's financial risk-taking activities are governed by appropriate policies and procedures and that financial risks are identified, measured and managed in accordance with group policies and group risk appetite.

(i)	Credit risk and management assessment

As at December 31, 2018, the carrying amounts of the Group's cash and cash equivalents, time deposits with maturity more than three months, trade receivables and other receivables (approximately RMB 4,941 million included in other current assets) represent the Group's maximum exposure to credit risk in relation to its financial assets. The Group does not hold any collateral or other credit enhancements to cover its credit risks associated with its financial assets.

In order to minimize the credit risk, the management of the Group has delegated a team responsible for determination of credit limits and credit approvals. Before accepting any new counterparties, the Group uses an internal credit scoring system to assess the potential counterparty's credit quality and defines credit limits by counterparty. Limits and scoring attributed to counterparties are reviewed twice a year. Other monitoring procedures are in place to ensure that follow-up action is taken to recover overdue debts. In addition, the Group performs impairment assessment under ECL model upon application of IFRS 9/HKFRS 9 (2017: incurred loss model) on trade receivables and other receivables individually or based on provision matrix. In this regard, the Directors of the Company consider that the Group's credit risk is significantly reduced.

Concentrations of credit risk are managed by counterparty and by geographical region. At December 31, 2018, the Group has certain concentrations of credit risk as 0.06% (2017: 0.16%) and 0.07% (2017: 7.63%) of the Group's trade receivables were due from the Group's largest third-party customer and the five largest third-party customers, respectively.

(ii)	Oil and gas price risk

Since the Group makes reference to international oil prices to determine its realized oil price, fluctuations in international oil price would have a significant impact on the Group's sales revenue, profit, assets value and cashflow. In addition, certain of the Group's natural gas sales contracts contain price adjustment provisions. Any changes in international oil prices, inflation rate and domestic natural gas pricing policies may result in changes in natural gas prices, which will affect the Group's profitability.

(iii)	Currency risk

Substantially all of the Group's oil and gas sales are denominated in RMB and United States dollars ("US dollars"). Starting from July 21, 2005, China reformed the exchange rate regime by moving into a managed floating exchange rate regime based on market supply and demand with reference to a basket of currencies. RMB would no longer be pegged to the US dollars. From January 1, 2018 to December 29, 2018 (the last working day in 2018), RMB has depreciated by approximately 4.79% (December 31, 2017: appreciated by approximately 6.16%) against the US dollars. At December 31, 2018, approximately 84% (December 31, 2017: 82%) of the Group's cash and cash equivalents and time deposits with maturity over three months were denominated in RMB, and the remaining amounts were substantially denominated in US dollars and Hong Kong dollars. The Group also has exposures to currencies other than the US dollars, such as Canadian dollars and British Pounds as such exposures are considered insignificant.

Management has assessed the Group's exposure to foreign currency risk by using a sensitivity analysis on the change in foreign exchange rate of the US dollars, to which the Group is mainly exposed to as at December 31, 2018 and 2017. Based on management's assessment at December 31, 2018, a 5% strengthening/weakening of RMB against US dollars would have increased/decreased the profit for the year of the Group by 0.15% (December 31, 2017: 0.06%) and the equity of the Group by 0.25% (December 31, 2017: 0.31%). This analysis has been determined assuming that the change in foreign exchange rates had occurred at the end of the reporting period and had been applied to the foreign currency balances to which the Group has significant exposure with all other variables held constant. The analysis is performed on the same basis for 2017.

Senior management is closely monitoring the Group's net exposure to foreign currency risk. The depreciation of RMB against the US dollars may have the following impact on the Group. On one hand, since the benchmark oil and gas prices are usually in US dollars against RMB, the Group's oil and gas sales may increase due to the appreciation of the US dollars against RMB. On the other hand, the appreciation of the US dollars against RMB will also increase the Group's costs for imported equipment and materials, most of which are denominated in the US dollars.

(iv)	Interest rate risk

The interest rate risk is closely monitored by the Group's senior management. As at the end of 2018, the interest rates for 98.41% of the Group's debts were fixed. Apart from borrowing for Tangguh LNG Project, all of the Group's long term debts are fixed rate. The weighted average term of the Group's debt balance outstanding was approximately 8.98 years. The fixed interest rates can reduce the volatility of finance costs under uncertain environments and the Group's exposure to changes in interest rates is not expected to be material.

(v)	Liquidity risk

The Group manages its liquidity risk by regularly monitoring its liquidity requirements and its compliance with debt covenants to ensure that it maintains sufficient cash and cash equivalents, and readily realizable equity investments and other financial assets, and adequate time deposits to meet its liquidity requirements in the short and long term. In addition, bank facilities have been put in place for contingency purposes.

The Group's trade and accrued payables, other payables and accrued liabilities are all due for settlement within six months after the reporting date.

(vi)	Capital management

The primary objectives of the Group's capital management are to safeguard the Group's ability to continue as a going concern and to maintain healthy capital ratios in order to support its business and maximize shareholders' value.

The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may return capital to shareholders, raise new debt or issue new shares. No changes were made in the objectives, policies or processes for managing capital during the years end December 31, 2016, 2017 and 2018.

The Group monitors capital on the basis of the debt to capital ratio, which is calculated as interest-bearing debts divided by total capital (equity attributable to owners of the parent plus interest-bearing debts).

	2016	2017	2018

Interest-bearing debts	150,476	132,250	139,521
Equity attributable to owners of the parent	382,371	379,975	417,365
Total capital	532,847	512,225	556,886

Gearing ratio	28.2%	25.8%	25.1%